UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-21958
Exact name of registrant as specified in charter:	DGHM Investment Trust
Address of principal executive offices:	8730 Stony Point Parkway, Suite 205 Richmond, VA 23235
Name and address of agent for service:	The Corporation Trust Company 1209 Orange Street Wilmington, DE 19801
with a copy to: John H. Lively The Law Offices of John H. Lively & Associates, Inc. A member firm of The 1940 Act Law Group 2041 West 141st Terrace, Suite 119 Leawood, KS 66224
Registrant's telephone number, including area code:	800-653-2839
Date of fiscal year end:	Last day of February
Date of reporting period:	February 28, 2010

Item #1.  Reports to Stockholders.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the DGHM All-Cap Value Fund (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund’s distributor is a bank.

Distributor: First Dominion Capital Corp., 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235, Phone 1-800-653-2839.

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is subject to the following risks: market risk, small-cap, mid-cap and large-cap securities risk, management style risk, sector risk, issuer risk, ETF risks, and short-term investment risk. More information about these risks and other risks can be found in the Fund’s prospectus.

The performance information quoted in this Annual Report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain actual performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please call 1-800-653-2839.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. A copy of the prospectus is available by calling Shareholder Services at 1-800-653-2839. The prospectus should be read carefully before investing.

Stated performance in the Fund was achieved at some or all points during the period by Dalton, Greiner, Hartman, Maher & Co., LLC, the investment advisor to the Fund, waiving or reimbursing part of the Fund’s total expenses. Had the investment advisor not waived or reimbursed expenses of the Fund, the Fund’s performance would have been worse.

This Annual Report was first distributed to shareholders on or about April 29, 2010.

For more information on your DGHM All-Cap Value Fund:

See Our Website at www.dghm.com

or

Call Our Shareholder Services Group Toll-Free at 1-800-653-2839.

Dear Shareholders:

For the fiscal year ended 2/28/10, the DGHM All-Cap Value Fund’s Investor Shares returned 51.2%. The Fund’s Class C shares returned 50.2%. The Fund’s benchmark Index (Russell 3000 Value) returned 53.3% during this time period. While your Fund did underperform its benchmark during the fiscal year, it is somewhat a matter of timing given the fiscal year end. The Fund did outperform its benchmark for the calendar year 2009. The Russell 3000 Value returned 16.4% during 2009, while the Fund’s Investor Shares (formerly, the Class A shares) returned 26.2%, and the Fund’s Class C shares returned 25.5%. We (Dalton, Greiner, Hartman, Maher & Co., LLC, the Fund’s investment advisor) are also pleased to report that over the two year period ending 2/28/10, the Fund has outperformed its benchmark. The Russell 3000 Value returned -11.4% during this two year period, while the Fund’s Investor Class shares returned 1.2% and the Fund’s Class C shares returned 0.5%. We believe that this two year time period is a better gauge of performance than that of the last fiscal year or in the past calendar year.

The Fund’s performance during the past fiscal year was negatively impacted by poor performance in the Bank sector. While our bank holdings did rally off of the bottom, those banks which had the most serious credit problems and faced capital adequacy issues went up the most. This is what is known as a low quality rally. In almost every sector during the past fiscal year, our performance was negatively impacted by these lower quality stocks. It is not unusual for lower quality stocks to rally off of a market bottom. In fact, this is typical market behavior. However, once the low quality rally has run its course, higher quality stocks tend to take over leadership of the stock market. This is in fact what happened in the 4th quarter of 2009 and the first two months of 2010. If, in fact, the recession has run its course and the economy is able to sustain growth, we would anticipate that higher quality stocks will assume their market leadership.

Sectors that had a positive impact on performance during this time period were Energy, Healthcare, and Telecomm Services. The low quality rally did not have as much of an impact on these sectors. Energy stock performance was driven by the increase in the price of oil. Healthcare stock performance was driven by issues surrounding healthcare reform. Telecomm Services is a small sector where performance is primarily driven by sector and stock specific issues. In all three sectors, the fund experienced strong stock selection.

Given the events of the past several years in the economy and the stock market, I would like to remind all of our shareholders of the investment strategy that guides our stock picking:

•	We invest with a multi-year investment horizon rather than focusing on the month or quarter end.

•	We do not attempt to make macroeconomic calls. (I.e. predict economic growth, interest rates, currency levels, commodity prices etc.)

•	We do not predict the direction of the stock market.

•	We use a bottom-up selection process to attempt to identify companies that appear to be selling at a discount to our assessment of their potential value.

•	We focus on the cash flows, historical profitability, projected future earnings, and financial condition of individual companies in identifying which stocks we may purchase.

•	We also consider the following factors in deciding which companies may appear attractive:
•	Quality of the business franchise
•	Competitive advantage

•	Economic or market conditions
•	Deployment of capital
•	Reputation, experience, and competence of the company’s management

•
We believe that stocks purchased at prices below their potential value not only protect capital, but also offer significant price appreciation once the market recognizes a particular stock’s potential value.

•
Generally, stocks are sold when the characteristics and factors used to select the security change or the stock has appreciated to the point where it is no longer attractive versus other potential opportunities.

As I commented on in last year’s shareholder letter, the volatility in the market has presented us with numerous opportunities to purchase stocks that adhere to our investment strategy across multiple sectors.

We appreciate the opportunity to serve as your Fund’s Investment Advisor.

Yours truly,

Jeffrey C. Baker
Executive Vice President
Dalton, Greiner, Hartman, Maher & Co., LLC

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling the Fund at (800) 653-2839. Fee waivers and expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s Prospectus contains this and other important information. For information on the Fund’s expense ratio, please see the Financial Highlights Table found within the accompanying Annual Report.

	Investor Shares
	Total Return One Year Ended 2/28/2010	Average Annual Return Since Inception 06/20/07 to 02/28/10
DGHM All-Cap Value Fund:	51.17%	(1.95%)
Russell 3000 Index:	53.28%	(14.42%)

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares. The total cumulative returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

The Russell 3000 Value Index is generally considered to be representative of the performance of unmanaged common stocks that comprise the broad value segment of the U.S. securities markets. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower. The index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance.

Prior to February 25, 2010, the Fund’s Investor Shares were called Class A Shares.

The above returns for the Investor Shares of the Fund assumes an initial investment of $10,000 at June 20, 2007 (Commencement of Operations). All dividends and distributions are reinvested, if any. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only. The Fund’s investment advisor has entered into a contractual arrangement with the Fund to waive its fees in an amount that limits Total Annual Fund Operating Expenses of the Fund to not more than 1.50%, (excluding 12b-1 fees interest, taxes, brokerage commissions, other expenditures capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business or dividend expense on short sales), for the period ending June 30, 2011. There can be no assurance that this arrangement will continue in the future. For more information, please see the Fund’s prospectus.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

	Class C Shares
	Total Return One Year Ended 2/28/2010	Average Annual Return Since Inception 06/20/07 to 02/28/10
DGHM All-Cap Value Fund:	50.16%	(2.62%)
Russell 3000 Index:	53.28%	(14.42%)

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares. The total cumulative returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

The Russell 3000 Value Index is generally considered to be representative of the performance of unmanaged common stocks that comprise the broad value segment of the U.S. securities markets. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower. The index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance.

The above assumes an initial investment of $10,000 at June 20, 2007 (Commencement of Operations). All dividends and distributions are reinvested, if any. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only. The Fund’s investment advisor has entered into a contractual arrangement with the Fund to waive its fees in an amount that limits Total Annual Fund Operating Expenses of the Fund to not more than 1.50%, (excluding 12b-1 fees interest, taxes, brokerage commissions, other expenditures capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business or dividend expense on short sales), for the period ending June 30, 2011. There can be no assurance that this arrangement will continue in the future. For more information, please see the Fund’s prospectus.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

DGHM ALL-CAP VALUE FUND (unaudited)

FUND EXPENSES (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including deferred sales charges on certain redemptions made within one year of purchase (Class C shares) and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, September 1, 2009, and held for the six months ended February 28, 2010.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges on certain redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

INVESTOR SHARES	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period* September 1, 2009 through February 28, 2010
Actual	$1,000.00	$1,137.40	$5.88
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.56

CLASS C	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period* September 1, 2009 through February 28, 2010
Actual	$1,000.00	$1,134.00	$9.84
Hypothetical (5% return before expenses)	$1,000.00	$1,015.57	$9.30

*
Expenses are equal to the Fund’s annualized expense ratio of 1.11% for Investor Shares and 1.86% for Class C, multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days in the current year.

DGHM ALL-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
February 28, 2010

Number of Shares	Security Description	% of Net Assets	Fair Value

	COMMON STOCKS	98.88%

	AEROSPACE/DEFENSE	3.15%
19,956	General Dynamics Corporation		$1,447,808

	BANKS	5.92%
202,760	Regions Financial Corporation		1,368,630
56,860	SunTrust Banks, Inc.		1,353,837

			2,722,467

	COMPUTERS	5.13%
8,445	International Business Machines Corporation		1,073,866
42,135	Teradata Corporation*		1,284,696

			2,358,562

	DIVERSIFIED FINANCIAL SERVICES	7.49%
38,030	Federated Investors, Inc. Class B		951,130
12,780	Franklin Resources, Inc.		1,299,982
28,385	JPMorgan Chase & Co.		1,191,318

			3,442,430

	ELECTRIC	4.93%
28,931	Exelon Corporation		1,252,712
34,210	Public Service Enterprise Group, Inc.		1,016,721

			2,269,433

	FOOD	5.07%
24,740	H.J. Heinz Company		1,135,566
22,900	Kellogg Company		1,194,235

.			2,329,801

	HEALTHCARE	5.06%
43,320	CareFusion Corporation*		1,093,397
12,825	Express Scripts, Inc.*		1,231,328

			2,324,725

Number of Shares	Security Description	% of Net Assets	Fair Value

	INSURANCE	4.88%
22,130	ACE Limited		$1,106,279
22,880	Transatlantic Holdings, Inc.		1,137,136

			2,243,415

	MEDIA	8.59%
43,570	The DIRECTV Group, Inc. Class A*		1,474,844
30,900	Omnicom Group, Inc.		1,131,558
45,310	Viacom, Inc. Class B*		1,343,441

			3,949,843

	MISCELLANEOUS MANUFACTURING	17.77%
17,210	3M Company		1,379,382
17,340	Becton, Dickinson and Co.		1,350,266
21,860	Clearwater Paper Corp.*		1,054,964
24,840	Dover Corporation		1,124,258
44,020	Mueller Industries, Inc.		985,168
20,110	Silgan Holdings, Inc.		1,148,482
18,475	Teleflex Incorporated		1,125,867

			8,168,387

	OIL & GAS SERVICES	15.48%
42,990	EnCana Corporation		1,409,212
14,365	EOG Resources, Inc.		1,351,028
47,120	Plains Exploration & Production Company*		1,546,007
38,840	Suncor Energy, Inc.		1,122,864
22,528	Whiting Petroleum Corporation*		1,686,221

.			7,115,332

	REAL ESTATE INVESTMENT TRUST	2.77%
20,700	Alexandria Real Estate Equities, Inc.		1,275,534

	RETAIL	4.18%
17,350	Dollar Tree, Inc.*		967,089
44,340	The Gap, Inc.		953,310

			1,920,399

	SAVINGS & LOANS	2.12%
61,780	People’s United Financial		974,271

Number of Shares	Security Description	% of Net Assets	Fair Value

	TELECOMMUNICATIONS	3.84%
47,250	NII Holdings, Inc.*		$1,768,095

	TRANSPORTATION	2.50%
19,570	United Parcel Service, Inc. Class B		1,149,542

	TOTAL COMMON STOCKS
	(Cost: $39,372,905)	98.88%	45,460,044

	INVESTMENT COMPANIES
1,250,952	Evergreen Institutional Treasury Money Market Fund .01%**
	(Cost: $1,250,952)	2.72%	1,250,952

	TOTAL INVESTMENTS
	(Cost: $40,623,857)	101.60%	46,710,996
	Other assets, net of liabilities	(1.60%)	(737,183)

	NET ASSETS	100.00%	$45,973,813

*Non-income producing (security is considered non-income producing if at least one dividend has not been paid during the last year preceding the date of the Fund’s related balance sheet).

**Effective 7 day yield as of February 28, 2010.

See Notes to Financial Statements

DGHM ALL-CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES

February 28, 2010

ASSETS
Investments at fair value (identified cost of $40,623,857) (Note 1)	$ 46,710,996
Receivable for capital stock sold	129,183
Dividends receivable	53,046
Interest receivable	13
Prepaid expenses	16,768

TOTAL ASSETS	46,910,006

LIABILITIES
Payable for securities purchased	784,191
Payable for capital stock redeemed	83,456
Accrued investment management fees	25,436
Accrued 12b-1 fees	20,600
Accrued administration, accounting and transfer agent fees	3,166
Other accrued expenses	19,344

TOTAL LIABILITIES	936,193

NET ASSETS	$45,973,813

Net Assets Consist of:
Paid-in-capital applicable to 4,875,844 $0.001 par value shares of beneficial interest outstanding	$45,433,956
Accumulated net investment income (loss)	4,316
Accumulated net realized gain (loss) on investments	(5,551,598)
Net unrealized appreciation (depreciation) of investments	6,087,139

Net Assets	$45,973,813

NET ASSET VALUE, REDEMPTION AND MAXIMUM OFFERING PRICE PER SHARE
Investor Class
($43,669,426 / 4,628,252 shares outstanding)	$9.44

Class C
($2,304,387 / 247,592 shares outstanding)(a)	$9.31

(a) May be subject to a contingent deferred sales charge if redeemed within one year of purchase (see Note 1)

See Notes to Financial Statements

DGHM ALL-CAP VALUE FUND
STATEMENT OF OPERATIONS

For the year ended February 28, 2010

INVESTMENT INCOME
Dividend (net of foreign tax withheld of $7,196)	$754,945
Interest	815

Total investment income	755,760

EXPENSES
Investment management fees (Note 2)	298,425
12b-1 fees, Class A (Note 2)	94,641
12b-1 fees, Class C (Note 2)	19,337
Recordkeeping and administrative services (Note 2)	39,790
Accounting fees (Note 2)	19,895
Custodian fees	9,285
Transfer agent fees (Note 2)	34,817
Professional fees	40,049
Filing and registration fees	54,096
Trustee fees	8,824
Compliance fees	10,928
Shareholder servicing and reports	23,000
Other	41,182

Total expenses	694,269

Net investment income (loss)	61,491

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(174,073)
Net increase (decrease) in unrealized appreciation (depreciation) of investments	16,269,388

Net realized and unrealized gain (loss) on investments	16,095,315

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ 16,156,806

See Notes to Financial Statements

DGHM ALL-CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year ended February 28, 2010	Year ended February 28, 2009
Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$61,491	$112,490
Net realized gain (loss) on investments	(174,073)	(5,341,499)
Change in net unrealized appreciation (depreciation) on investments	16,269,388	(9,928,493)

Increase (decrease) in net assets from operations	16,156,806	(15,157,502)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Investor Class	(102,437)	(67,228)
Class C	—	—

Decrease in net assets from distributions	(102,437)	(67,228)

CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold
Investor Class	16,005,421	50,251,494
Class C	312,433	821,970
Distributions reinvested
Investor Class	84,843	6,887
Class C	—	—
Shares redeemed
Investor Class	(19,955,304)	(5,523,582)
Class C	(197,195)	(766,553)

Increase (decrease) in net assets from capital stock transactions	(3,749,802)	44,790,216

NET ASSETS
Increase (decrease) during year	12,304,567	29,565,486
Beginning of year	33,669,246	4,103,760

End of year (including undistributed net investment income of $4,316 and $45,262, respectively)	$45,973,813	$33,669,246

See Notes to Financial Statements

DGHM ALL-CAP VALUE FUND
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Investor Class Shares
	Year ended		Period June 20, 2007* to February 29, 2008
	February 28, 2010	February 28, 2009
Net asset value, beginning of period	$6.26	$9.26	$10.00

Investment activities
Net investment income (loss)	0.01	0.02	0.01
Net realized and unrealized gain (loss) on investments	3.19	(3.01)	(0.75)

Total from investment activities	3.20	(2.99)	(0.74)

Distributions
Net investment income	(0.02)	(0.01)	—

Total distributions	(0.02)	(0.01)	—

Net asset value, end of period	$9.44	$6.26	$9.26

Total Return(C)	51.17%	(32.26%)	(7.40%) ***
Ratios/Supplemental Data
Ratio to average net assets
Expenses, net	1.71%	1.75%(A)	1.75%**(A)
Net investment income (loss)	0.19%	0.71%(B)	0.20%**(B)
Portfolio turnover rate	101.89%	90.97%	80.71%***
Net assets, end of period (000’s)	$ 43,669	$ 32,223	$ 2,066

* Commencement of operations

** Annualized

*** Not annualized

(A) Management fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 0.72% for the year ended February 28, 2009 and by 6.77% for the period June 20, 2007 to February 29, 2008.

(B) Expense ratio-net reflects the effect of the management fee waivers and reimbursement of expenses.

(C) Total return does not reflect sales charges, if any.

See Notes to Financial Statements

DGHM ALL-CAP VALUE FUND
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Class C Shares
	Year ended		Period June 20, 2007* to February 29, 2008
	February 28, 2010	February 28, 2009
Net asset value, beginning of period	$ 6.20	$ 9.22	$ 10.00

Investment activities
Net investment income (loss)	(0.04)	— (C)	(0.03)
Net realized and unrealized gain (loss) on investments	3.15	(3.02)	(0.75)

Total from investment activities	3.11	(3.02)	(0.78)

Distributions
Net investment income	—	—	—

Total distributions	—	—	—

Net asset value, end of period	$9.31	$6.20	$9.22

Total Return(D)	50.16%	(32.75%)	(7.80%) ***
Ratios/Supplemental Data
Ratio to average net assets
Expenses, net	2.46%	2.50%(A)	2.50%**(A)
Net investment income (loss)	(0.56%)	(0.04%)(B)	(0.55%)**(B)
Portfolio turnover rate	101.89%	90.97%	80.71%***
Net assets, end of period (000’s)	$2,304	$1,446	$2,038

* Commencement of operations

** Annualized

*** Not annualized

(A) Management fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 0.72% for the year ended February 28, 2009 and by 6.77% for the period June 20, 2007 to February 29, 2008.

(B) Expense ratio- net reflects the effect of the management fee waivers and reimbursement of expenses.

(C) Less than $0.01 per share.

(D) Total return does not reflect sales charges, if any.

See Notes to Financial Statements

DGHM ALL-CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
February 28, 2010

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The DGHM All-Cap Value Fund (the “Fund”) is a diversified open-end management company and a series of the DGHM Investment Trust (the “Trust”). The Trust was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on June 20, 2007.

The investment objective of the Fund is to provide long-term capital appreciation through investments that Dalton, Greiner, Hartman, Maker & Co., LLC, the Fund’s investment advisor (“Advisor”), believes are undervalued.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

The Fund’s securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) or included in the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund’s Board of Trustees (the “Trustees”). Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith under procedures approved by the Fund’s Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures. Investment companies are valued at net asset value. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Trustees believe reflects fair value. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the New York Stock Exchange. The value of these securities used in computing the Fund’s net asset value is determined as of such times.

In accordance with GAAP, “fair value” is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of February 28, 2010:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$45,460,044	$—	$—	$45,460,044
Investment Companies	1,250,952	—	—	1,250,952

	$46,710,996	$—	$—	$46,710,996

Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry. The Fund held no Level 3 securities at any time during the period.

Security Transactions and Income

Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of discounts and premiums.

Cash and Cash Equivalents

Cash and cash equivalents, if any, consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in the net assets during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

The Fund recognizes tax benefits on certain tax positions only where the position is “more likely than not” to be sustained assuming investigation from tax authorities. Management has reviewed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2010 tax returns. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s Federal tax returns filed in the three-year period ended February 28, 2010 remain subject to examination by the Internal Revenue Service. Interest and penalties, if any, associated with any federal or state income tax obligations, are recorded as income tax expense.

Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of February 28, 2010, there were no reclassifications.

Class Net Asset Values and Expenses

The Fund has two classes of shares: Investor Shares and Class C shares. Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Both classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular class. The Class C shares are subject to a 1% contingent deferred sales charge on proceeds that are redeemed within one year of the purchase date. The contingent deferred sales charge is payable to the Distributor of the Trust. Class C shares automatically convert into Investor Shares after seven years. Effective February 25, 2010, Class A Shares of the Fund were re-designated as Investor Shares.

NOTE 2 – INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, the Advisor provides investment advisory services for an annual fee of 0.75% on the average daily net assets of the Fund. Effective March 1, 2010, the Advisor’s annual fee was reduced to 0.65% of the Fund’s average daily net assets. For the year ended February 28, 2010, the Advisor earned $298,425 in advisory fees. As of February 28, 2010, the Advisor was due $25,436 from the Fund.

In the interest of limiting the operating expenses of the Fund, the Advisor has contractually agreed to waive or reduce its fees and to assume other expenses of the Fund through June 30, 2011, if necessary, in amounts that limit the Fund’s total operating expenses to 1.50% of average daily net assets of the Fund. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 of the 1940 Act. In determining the Fund’s total operating expenses, expenses that the Fund would have incurred but did not actually pay because of expense offset or brokerage/services arrangements shall be added to the aggregate expenses so as not to benefit the Advisor. Additionally, fees reimbursed to the Fund relating to brokerage/services arrangements shall not be taken into account in determining the Fund’s total operating expenses so as to benefit the Advisor. Finally, these expense limitation arrangements exclude any “acquired fund fees and expenses” as that term is described in the prospectus of the Fund. In addition, the Advisor may be entitled to reimbursement of fees waived or remitted by the Advisor to the Fund after March 1, 2009. The total amount of reimbursement shall be the sum of all fees previously waived or reduced by the Advisor and all other payments remitted by the Advisor to the Fund during any of the previous three fiscal years (beginning March 1, 2009), less any reimbursement previously paid by the Fund to the Advisor with respect to such waivers, reductions and payments. Amounts reimbursed may not cause the Fund to exceed expense limits that were in place at the time such fees and expenses were waived and/or reimbursed. As of February 28, 2010, there were no fee waivers or reimbursements eligible for reimbursement to the Advisor.

The Fund has adopted plans of distribution in accordance with Rule 12b-1 under the 1940 Act (each a “Plan” and collectively, the “Plans”). Pursuant to the Plans, the Fund compensates the Fund’s principal underwriter for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s shares. The Plans provide that the Fund will pay the annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Shares and up to 1.00% of the average daily net assets of the Fund’s Class C Shares for activities primarily intended to result in the sale of those shares. These activities include reimbursement to entities for providing distribution and shareholder servicing with respect to the Fund’s shares. The 0.25% fee for the Investor Shares is a service fee. The 1.00% fee for the Class C Shares is comprised of a 0.25% service fee and a 0.75% distribution fee. The Fund incurred $94,641 and $19,337, in 12b-1 fees under the Plans with respect to Investor Shares and Class C Shares, respectively, for the year ended February 28, 2010.

First Dominion Capital Corporation (the “FDCC”) acts as the Fund’s principal underwriter and distributor. For the year ended February 28, 2010, FDCC received $673 in commissions and underwriting fees from the sale of Fund shares. In addition, FDCC receives a contingent deferred sales charge (“CDSC”) of 1% of Class C share redemptions occurring within one year of purchase. Shares redeemed subject to a CDSC will receive a lower redemption value per share. For the year ended February 28, 2010, FDCC received $21 of CDSC fees.

Commonwealth Shareholder Services, Inc. (“CSS”), provides shareholder, recordkeeping, administrative and blue-sky filing services as the administrative agent for the Fund. For such administrative services, CSS receives 0.10% per annum of average daily net assets of the Fund on the first $75 million and 0.07% per annum of the average daily net assets over $75 million. For the year ended February 28, 2010, CSS earned $39,790 for its services and at February 28, 2010, was due $1,422 from the Fund.

Commonwealth Fund Services, Inc. (“CFSI”) is the Fund’s transfer and dividend disbursing agent. For such services, CFSI receives the greater of a) 0.06% of the Fund’s average daily net assets up to $50 million plus 0.04% of average daily net assets in excess of $50 million or b) $16 per open account and $3 per closed account, subject to a $10,000 minimum per year. CFSI earned $34,817 for its services for the year ended February 28, 2010 and at February 28, 2010, was due $1,045 from the Fund.

Commonwealth Fund Accounting (“CFA”) is the Fund’s pricing agent. CFA earned $19,895 for its services for the year ended February 28, 2010 and at February 28, 2010, was due $699 from the Fund.

One Trustee and two officers of the Trust are also officers of the Advisor. One officer of the Fund is also an officer and/or director of FDCC, CSS, CFA and CFSI.

NOTE 3 – INVESTMENTS

The cost of purchases and proceeds from the sales of securities other than short-term notes for the year ended February 28, 2010, were $39,316,625 and $43,475,136, respectively.

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The tax character of distributions during the year ended February 28, 2010 and the year ended February 28, 2009 were as follows:

	Year ended February 28, 2010	Year ended February 28, 2009
Distributions paid from:
Ordinary income	$102,437	$67,228

	$102,437	$67,228

As of February 28, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income (loss)	$ 4,316
Accumulated net realized gain (loss) on investments	(5,033,958)
Unrealized appreciation (depreciation)	5,569,499

$539,857

The difference between components of distributable earnings on a book and tax basis is primarily related to wash sale losses.

As of February 28, 2010, the Fund has a capital loss carryforward of $5,033,958 available to offset future gains, if any. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders. Capital loss carryforwards expire as follows:

02/28/2018	$3,994,603
02/28/2017	1,036,017
02/29/2016	3,338

$5,033,958

Cost of securities for Federal Income tax purpose is $41,141,497 and the related tax-based net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$6,764,796
Gross unrealized depreciation	(1,195,297)

Net unrealized appreciation (depreciation)	$5,569,499

NOTE 5 – CAPITAL STOCK TRANSACTIONS

Capital stock transactions for the fund were:

	Investor Shares Year ended February 28, 2010		Class C Shares Year ended February 28, 2010
	Shares	Value	Shares	Value
Shares sold	1,937,288	$16,005,421	39,096	$312,433
Shares reinvested	8,920	84,843	—	—
Shares redeemed	(2,467,699)	(19,955,304)	(24,714)	(197,195)

Net increase (decrease)	(521,491)	$(3,865,040)	14,382	$115,238

	Investor Shares Year ended February 28, 2009		Class C Shares Year ended February 28, 2009
	Shares	Value	Shares	Value
Shares sold	5,682,757	$50,251,494	98,672	$821,970
Shares reinvested	971	6,887	—	—
Shares redeemed	(757,159)	(5,523,582)	(86,607)	(766,553)

Net increase (decrease)	4,926,569	$44,734,799	12,065	$55,417

NOTE 6 – COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Trust entered into contracts with its vendors, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects that risk of loss to be remote.

NOTE 7 – SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the balance sheet through the date these financial statements were issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

NOTE 8 – RECENT ACCOUNTING PRONOUNCEMENTS

In June 2009, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162” (“SFAS 168”). SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards CodificationTM ” (the “Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. All guidance contained in the Codification carries an equal level of authority. The Codification supersedes all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification has become non-authoritative. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009 and therefore the Funds have adopted SFAS 168 with these financial statements. Management has evaluated this new pronouncement and has determined that it does not have a material impact on the determination or reporting of these financial statements. In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 31, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Funds’ financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of DGHM Investment Trust
and the Shareholders of DGHM All-Cap Value Fund

We have audited the accompanying statement of assets and liabilities of DGHM All-Cap Value Fund, a series of shares of beneficial interest of DGHM Investment Trust, including the schedule of investments, as of February 28, 2010, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from June 20, 2007 (commencement of operations) through February 29, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2010 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DGHM All-Cap Value Fund as of February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from June 20, 2007 through February 29, 2008, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
April 29, 2010

SUPPLEMENTAL INFORMATION (unaudited)
DGHM Investment Trust
(the “Trust”)

Information pertaining to the Trustees and officers of the Trust is set forth below. The names, addresses and age of the Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The Trustee who is considered an “interested person” as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment advisor and the principal underwriter, and officers of the Trust, are noted with an asterisk (*). The Statement of Additional Information (the “SAI”) includes additional information about the Trustees and the officers and is available, without charge, upon request by calling, toll-free, (800) 773-3863. The address of each Trustee and officer of the Trust, unless otherwise indicated, is 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Name, Age and Address	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Jack E. Brinson, 78	Trustee	Since 04/07	Retired since January 2000; previously, President, Brinson Investment Co. (personal investments) and President, Brinson Chevrolet, Inc. (auto dealership).	1
Independent Trustee of the following – Gardner Lewis Investment Trust for the two series of that trust; The Nottingham Investment Trust II for the four series of that trust; Hillman Capital Management Investment Trust for the two series of that trust; Tilson Investment Trust for the two series of that trust and Starboard Investment Trust for the 3 series of that trust (all registered investment companies)

Theo H. Pitt, Jr., 74	Trustee and Chairman	Since 04/07	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 and Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) 2003 to 2008.	1	Independent Trustee of the following – Gardner Lewis Investment Trust for the two series of that trust (registered investment companies)

Name, Age and Address	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees*
Jeffrey C. Baker, 44 565 Fifth Avenue Suite 2101 New York, New York 10017	Trustee, President, and Principal Executive Officer	Since 04/07	Executive Vice President, Dalton, Greiner, Hartman, Maher & Co., LLC (investment advisor to the Fund) since 2005; previously, Senior Vice President, Dalton, Greiner, Hartman, Maher & Co., LLC, 2002 to 2005; and Vice President, Dalton, Greiner, Hartman, Maher & Co., LLC, 2000 to 2002.	1	None
Other Officers
Thomas F. Gibson, 47 565 Fifth Avenue Suite 2101 New York, New York 10017	Treasurer and Principal Financial Officer	Since 04/07
Vice President, Chief Financial Officer, and Chief Compliance Officer, Dalton, Greiner, Hartman, Maher & Co., LLC since 2005; previously, Chief Financial Officer and Chief Compliance Officer, Bingham Legg Advisers, LLC, 1999 to 2005.
				n/a	n/a

Name, Age and Address	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Other Officers (continued)
Lauren Jones, 28	Assistant Secretary	Since 12/09	Relationship Manager, Commonwealth Shareholder Services, Inc. since 2006; Account Manager, Insider NYC, an Event Poanning firm, from 2004 to 2005.	n/a	n/a
Karen M. Shupe, 46	Secretary and Assistant Treasurer	Since 11/08	Managing Director of Fund Operations, Commonwealth Shareholder Services, Inc. since 2003; previously, Financial Reporting Manager, Commonwealth Shareholder Services, Inc. 2001 to 2003.	n/a	n/a
Julian G. Winters, 41	Chief Compliance Officer	Since 11/08
Managing Member of Watermark Solutions (investment compliance and consulting) since March 2007; previously, Vice-President-Compliance Administration, The Nottingham Company (investment company administrator and fund accountant) 1998 to 2007.
				n/a	n/a

* Basis of Interestedness: Mr. Baker is an Interested Trustee because he is a Member of the Advisor.

SUPPLEMENTAL INFORMATION (unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and is available, without charge, (1) upon request, by calling 1-800-653-2839 and (2) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (1) upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF THE RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Dalton, Greiner, Hartman, Maher & Co., LLC (the “Advisor”) supervises the investments of the DGHM All-Cap Value Fund (the “Fund”), a series portfolio of the DGHM Investment Trust (the “Trust”), pursuant to an Investment Agreement (the “Agreement”) between the Advisor and the Trust with respect to the Fund. At the quarterly meeting of the Board of Trustees of the Trust (the “Board” or “Trustees”) that was held on February 4, 2010, the Trustees, including a majority of the Trustees who are not parties to the Agreement or “interested persons” of any such party as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), voting separately, unanimously approved the renewal of the Agreement for a one-year period from March 1, 2010 until February 28, 2011, under the terms and for the compensation described therein.

In considering whether to approve the Agreement, the Trustees reviewed and considered such information as they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the investment performance of the Fund and the Advisor; (iii) the costs of the services to be provided and profits to be realized by the Advisor from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (v) the Advisor’s practices regarding brokerage and portfolio transactions; and (vi) the Advisor’s practices regarding possible conflicts of interest.

In assessing the factors described above and reaching its decision, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process. At the meeting, the Trustees reviewed various informational materials including, without limitation, copies of the Agreement and an expense limitation agreement between the Advisor and the Trust with respect to the

Fund; materials provided by the Advisor to the Trustees containing information about the Advisor, its business, its finances, its personnel, its services to the Fund, and comparative performance and expense ratio information for other mutual funds with a strategy similar to the Fund; and a memorandum from counsel to the Trust) that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the types of information and factors that should be considered in order to make an informed decision.

Nature, Extent and Quality of the Services Provided by the Advisor

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Agreement. The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation, the quality of its investment advisory services (including research and recommendations with respect to portfolio securities); the Advisor’s processes for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, as well as for ensuring compliance with regulatory requirements; its coordination of services for the Fund among the Fund’s service providers and the Independent Trustees; and its efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. The Trustees evaluated the Advisor’s personnel, including the education and experience of the Advisor’s personnel. The Trustees noted that certain officers of the Trust, including the principal executive officer and principal financial officer for the Trust were employees of the Advisor, and they served the Trust without additional compensation. After reviewing the foregoing information and further information in the Advisor’s memorandum (e.g., descriptions of the Advisor’s business, the Advisor’s compliance programs, and the Advisor’s Form ADV), the Board of Trustees concluded that, in light of all the facts and circumstances, the quality, extent, and nature of the services to be provided by the Advisor were satisfactory and adequate for the Fund.

Investment Performance of the Fund and the Advisor

In considering the investment performance of the Fund and the Advisor, the Trustees compared the performance of the Fund for various periods during the Fund’s existence with the performance of the Fund’s benchmark, the Russell 3000 Value Index. The Trustees also considered the consistency of the Advisor’s management of the Fund with the Fund’s investment objectives and policies. The Trustees noted that the Fund’s performance was generally better than that of its benchmark index during the time that the Fund has been in existence. The Trustees also considered the Fund’s performance relative to other accounts managed by the Advisor, all of which are managed in the same manner as the Fund. The Trustees noted that the Fund’s year-to-date performance was generally comparable to the performance of other accounts managed by the Advisor. After reviewing and discussing the performance of the Fund further, the Advisor’s experience managing the Fund, the Advisor’s historical investment performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Advisor was satisfactory.

Costs of the Services to be Provided and Profits to be Realized by the Advisor

In considering the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund, the Trustees considered the Advisor’s staffing, personnel, and methods of operating; the financial condition of the Advisor and the level of commitment to the Fund by the

Advisor and its principals; the asset levels of the Fund; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments. The Trustees noted that the Advisor was proposing to reduce its management fee by 10 basis points, as the Fund had become profitable, in part, due to its increased size. The Trustees considered financial statements of the Advisor and discussed the financial stability and productivity of the firm. The Trustees also considered potential benefits for the Advisor in managing the Fund, including the potential for the Advisor to generate soft dollars from Fund trades that may benefit the Advisor’s other clients. The Trustees considered the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, its style of investment management, and its size, among other factors. The Board determined that the Fund’s expenses, including the management fee, were higher than some of the comparable funds and lower than others, but recognized the Advisor’s commitment to lowering the management fee and working to reduce the expense ratio of the Fund (even though the Fund was currently operating beneath its expense limitation). Based on the foregoing, the Board concluded that the fees to be paid to the Advisor by the Fund, the costs of the services to be provided, and the profits that may be realized by the Advisor, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges within a range of what could have been negotiated at arm’s length.

Economies of Scale

In considering the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors, the Trustees considered the Fund’s fee arrangements with the Advisor. The Trustees determined that although the management fee would stay the same as asset levels increased, the shareholders of the Fund would benefit from a potential expense limitation arrangement until the Fund’s expenses fell below the expense cap. Additionally, the Trustees noted that the Advisor was proposing to reduce its fees at this time given the increased size of the Fund. The Trustees also noted that the Fund would benefit from economies of scale under its agreements with some of its service providers other than the Advisor. Following further discussion of the Fund’s asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable and that the potential expense limitation arrangement provided potential savings or protection for the benefit of the Fund’s investors.

Advisor’s Practices Regarding Brokerage and Portfolio Transactions

In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor’s standards for seeking best execution for Fund portfolio transactions. The Trustees also considered a discussion of historical and anticipated portfolio turnover rates for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of portfolio business to persons affiliated with the Advisor. The Trustees noted that the Advisor considers a number of factors when seeking best execution, including, but not limited to, the firm’s research provided, execution capability, commission rate, financial responsibility, and responsiveness. After further review and discussion, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

Advisor’s Practices Regarding Possible Conflicts of Interest

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory and compliance personnel assigned to the Fund; the basis for soft dollar payments with broker-dealers; the basis of decisions to buy or sell securities for the Fund and/or the Advisor’s other accounts; and the substance and administration of the Advisor’s code of ethics.

Based on the foregoing, the Board determined that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory. Based upon all of the foregoing considerations, the Board, including a majority of the Independent Trustees, voting separately, unanimously approved the renewal of the Agreement for a one-year period from March 1, 2010 until February 28, 2011, under the terms and for the compensation described therein.

Investment Advisor:

Dalton, Greiner, Hartman, Maher & Co., LLC
565 Fifth Avenue, Suite 2101
New York, New York 10017-2413

Distributor:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103

Legal Counsel:

The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law Group
2041 West 141st Terrace, Suite 119
Leakwood, Missouri 66224

Transfer Agent:

For account information, wire purchase or redemptions, call or write to DGHM All-Cap Value Fund’s Transfer Agent:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 653-2839 Toll Free

Annual Report to Shareholders

DGHM ALL-CAP VALUE FUND

A series of the DGHM Investment Trust
A “Series” Investment Company

For the Year Ended February 28, 2010

ITEM 2.  CODE OF ETHICS.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2)	Not applicable.

(a)(3)
At this time, the registrant believes that the collective experience provided by the members of the audit  committee  together  offer the  registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $13,500 for 2010 and $13,500 for 2009.

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2009 and $0 for 2008.

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,000 for 2010 and $2,000 for 2009.

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2010 and $0 for 2009.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter,  the registrant's Audit Committee must pre-approve all audit and  non-audit  services to be provided to the  registrant.  The Audit Committee also pre-approves any non-audit  services provided by the registrant's principal accountant  to  the Fund.

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)            NA

(c)           100%

(d)           NA

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2010 and $0 for 2009.

(h)	Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant's investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

 Schedule filed under Item 1 of the Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b)
There  were no  changes  in the  registrant's  internal  control  over financial  reporting  (as  defined in Rule  30a-3(d)  under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period  covered by the report that has materially affected or is reasonably likely to  materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by this report by or on behalf of the registrant.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): DGHM Investment Trust

By:   /s/ Jeffrey C. Baker
Jeffrey C. Baker
President and Principal Executive Officer

Date:              June 11, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Jeffrey C. Baker
Jeffrey C. Baker
President and Principal Executive Officer,
DGHM Investment Trust

Date:              June 15, 2010

By:   /s/ Thomas F. Gibson
Thomas F. Gibson
Principal Financial Officer,
DGHM Investment Trust

Date:              June 15, 2010